UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 15, 2020

HALLMARK FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.18 par value	HALL	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2020, Jeffrey R. Passmore submitted his resignation as Chief Financial Officer and all other positions with Hallmark Financial Services, Inc. (the “Company”) and its subsidiaries, effective September 30, 2020, to accept a position with another company. Mr. Passmore subsequently agreed to extend the effective date of his resignation to October 9, 2020. His departure is not the result of any disagreement with the Company or any of its affiliates on any matter relating to the Company’s operations, policies or practices. The Company intends to conduct a search for a replacement Chief Financial Officer.

On September 21, 2020, the Board of Directors of the Company promoted Christopher J. Kenney to the position of Chief Accounting Officer. In such position, Mr. Kenney will serve as the principal accounting officer and interim principal financial officer. Mr. Kenney, age 58, has served as Senior Vice President of Accounting of the Company since 2004. From 2003 to 2004, he served as Senior Vice President of Accounting for Affirmative Insurance Holdings, Inc. From 2000 to 2003, Mr. Kenney served as Controller of Associates Insurance Group, a subsidiary of The Travelers Companies, Inc. From 1994 to 2000, he served in various accounting positions with Associates Insurance Group, the insurance division of Associates First Capital Corporation, rising to the Controller. Mr. Kenney is a Certified Public Accountant licensed in Texas.

Mr. Kenney has no written employment agreement with the Company and is an at-will employee. In connection with his new responsibilities, Mr. Kenney’s current salary has been set at $260,000 per year. He is eligible to receive discretionary annual bonuses and participate in the Company’s 2015 Long Term Incentive Plan along with other managerial employees of the Company. Mr. Kenney has no family relationship with any director or other executive officer of the Company. There are no transactions in which Mr. Kenney has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: September 21, 2020	By:	/s/ NAVEEN ANAND
Naveen Anand, Chief Executive Officer